SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             Form 8-K


         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): March 14, 2000


                 CHORUS COMMUNICATIONS GROUP, LTD.
      (Exact Name of Registrant as Specified in its Charter)

                             WISCONSIN
          (State or Other Jurisdiction of Incorporation)

                             333-23435
                       (Commission File No.)

                            39-1880843
                       (IRS Employer ID No.)

      8501 Excelsior Drive, Madison, Wisconsin           53717
      (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (608)828-2000

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INFORMATION TO BE INCLUDED IN THE REPORT:

Item 1.    Changes in Control of Registrant.
            None

Item 2.    Acquisition or Disposition of Assets.
            None

Item 3.    Bankruptcy or Receivership.
            None

Item 4.    Change in Registrant's Certifying Accountant.
            None

Item 5.    Other Events.

The shareholders of record on March 1, 2000 were sent on or about
January 13, 2000 via mail correspondence concerning a first quarter 2000 cash dividend, 1999 results of operations and the date of the 2000 Annual Meeting.

Item 6.    Resignation of Registrant's Directors.
            None

Item 7.    Financial Statements and Exhibits.
            20 Shareholder correspondence dated March 15, 2000

Item 8.    Change in Fiscal Year.
            N/A

Item 9.    Sales of Equity Securities Pursuant to Regulation S.
            N/A

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 CHORUS COMMUNICATIONS GROUP, LTD.
                           (Registrant)


Date:  March 14, 2000       /s/Howard G. Hopeman
                            Howard G. Hopeman
                            Executive Vice-President and Chief Financial Officer